UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2004

(Date of earliest event reported)

Commission File Number: 333-56516

NEUTRON ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	98-0338100 (I.R.S. Employer Identification No.)

1801 CENTURY PARK EAST, SUITE 2500

LOS ANGELES, CALIFORNIA  90067

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone number, including area code: (310) 553-9009

Suite 201 - 15225 Thrift Ave.

White Rock B.C., Canada V4B 2K9

(Former Address of Principal Executive Offices if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

As previously reported in a Current Report on Form 8-K filed March 1, 2004, on February 25, 2004 Horwath Orenstein LLP was appointed as principal accountants for the Registrant.  Prior to accepting such appointment it was withdrawn by the Registrant and, on May 7, 2004, Staley, Okada & Partners (“Staley Okada”) the Registrant’s previous auditors, was re-appointed as auditors for the Company.

The Registrant did not contact Staley Okada prior to its re-engagement regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements.

The Registrant did not contact Staley Okada prior to its re-engagement regarding any matter that was either the subject of a disagreement or a reportable event.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Recent Management Changes

1.

On February 20, 2004 Aaron Bomke resigned as a Director of Registrant.

2.

On February 23, 2004 Jason Baybutt resigned as a Director, Chief Financial Officer, Treasurer and Secretary of Registrant.

3.

On February 23, 2003 Nanuk Warman resigned as a Director and President of Registrant.

4.

On February 23, 2004 Russell J. Hoffman and Paul Denomee were appointed Directors of Registrant.  On the same date Mr. Hoffman was elected Chairman, President and Chief Executive Officer and Mr. Denomee was elected Secretary and Chief Financial Officer.

Recent Corporate Actions

1.

On February 23, 2004, the Registrant entered into an Agreement and Plan of Merger (the “Agreement”) with University Medical Enterprises, Inc. (“UMED”), a Nevada corporation that was organized on February 13, 2004.  This Agreement between the Registrant and UMED was subsequently rescinded.  Instead, on March 1, 2004, the Registrant purchased all of the issued and outstanding shares of UMED for $1,500.  From its inception through March 1, 2004, UMED’s only activity was the signing of an Asset Purchase Agreement with NexTherapeutics, Inc. on February 19, 2004

2.

On February 19, 2004, UMED entered into an Asset Purchase Agreement with NexTherapeutics, Inc. (“NexT”), providing for the acquisition of all of the assets of NexT in consideration for shares of common stock of the Registrant (as the Asset Purchase Agreement indicates that UMED would be acquired by (or merged with) the Registrant prior to closing with NexT).  The Agreement is subject to a due diligence review by both parties, the approval by the Boards of Directors of each party and other conditions.  Upon completion of its due diligence, the Registrant does not intend to complete this transaction.

3.

On April 26, 2004 the Registrant organized Nanosphere Technologies Inc. and Life Sciences Private Equity Inc. as Nevada corporations and wholly-owned subsidiaries of the Company.

4.

On February 3, 2004, the Registrant entered into a Letter of Intent to acquire the Harvard Group Inc.  The Registrant does not intend to complete this transaction.

5.

On March 10, 2004 Registrant, through its wholly-owned subsidiary, University Medical Enterprises, Inc., entered into a Letter of Intent to acquire up to a sixty-seven percent (67%) interest in a development stage bio-pharmaceutical company.  The press release announcing this event is included in this report as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1.

Press Release dated March 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRON ENTERPRISES, INC.

/s/ Russell J. Hoffman

Russell J. Hoffman, President

Dated: May 10, 2004

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